FIDELITY INCOME ADVANTAGE
AUGUST 10, 1998 SUPPLEMENT TO THE STATEMENT
OF ADDITIONAL INFORMATION DATED APRIL 30, 1998

The following language amends the GENERAL INFORMATION section on page 2 of the Fidelity Income Advantage Statement of Additional
Information:
Investments by the underlying funds in securities of foreign issuers may result in a foreign investment tax credit which Fidelity
Investments Life Insurance Company will claim on its federal income tax filings.

N.FIA-SAISTK-0898